Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports First Quarter 2019 Results

SPOKANE, Wash., April 29, 2019 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported net income of $6.6 million, or $0.10 per diluted share, on revenues of $181.7 million for the quarter ended March 31, 2019. Excluding after-tax special items consisting of a gain on the sale of the legacy Deltic MDF facility and a loss on the extinguishment of debt, adjusted net income was $5.3 million, or $0.08 per diluted share for the first quarter of 2019.

First Quarter 2019 Highlights

•	Generated $28.3 million of Total Adjusted EBITDDA
•	Closed the sale of legacy Deltic MDF facility for $92 million, generating $43 million in cash, after taxes
•	Refinanced $150.0 million of 7.5% debt, reducing annual interest expense run rate by over $5 million
•	Repurchased 278,947 shares for $10.2 million

“Our first quarter results reflect seasonally lower activity and challenging operating conditions,” said Mike Covey, chairman and chief executive officer.  “We continue to expect improvement in lumber prices as the building season gets underway in earnest.  Meanwhile, our balance sheet remains strong and provides the flexibility to drive shareholder value,” stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q1 2019	Q4 2018	Q1 2018
Revenues	$181.7	$217.3	$199.9
Net income	$6.6	$1.8	$14.6
Weighted average shares outstanding, diluted (in thousands)	67,916	68,110	50,786
Net income per diluted share	$0.10	$0.03	$0.29

Adjusted net income	$5.3	$2.7	$35.2
Adjusted net income per diluted share	$0.08	$0.04	$0.69

Total Adjusted EBITDDA	$28.3	$36.4	$64.7
Distributions per share	$0.40	$3.94	$0.40
Net cash from operations	$19.1	$30.5	$34.9
Cash and cash equivalents	$104.8	$76.6	$102.3

Consolidated results include Deltic Timber beginning February 21, 2018. The financial statements included within this release do not include Deltic Timber’s financial results for any period prior to the merger date.

Business Performance: Q1 2019 vs. Q4 2018

Resource

First Quarter 2019 Highlights

•	Northern sawlog prices decreased 9% due to lower lumber index pricing and seasonally heavier logs
•	Northern sawlog volumes decreased seasonally
•	Southern sawlog and pulpwood prices increased due to constrained log supply as a result of wet weather
($ in millions)	Q1 2019	Q4 2018	$ Change
Resource Revenues	$68.2	$74.5	$(6.3)

Resource Adjusted EBITDDA	$26.9	$29.8	$(2.9)

Wood Products

First Quarter 2019 Highlights

•	Lumber price realizations increased approximately 4% to $380 per MBF in Q1 2019
•	Lumber shipments declined 10% due to operational and transportation issues
($ in millions)	Q1 2019	Q4 2018	$ Change
Wood Products Revenues	$132.3	$148.5	$(16.2)

Wood Products Adjusted EBITDDA	$7.2	$3.6	$3.6

Real Estate

First Quarter 2019 Highlights

•	Sold 2,342 acres of rural real estate at an average price of $1,801 per acre
•	Sold 7 residential lots at an average of $96,129 per lot
•	Q4 2018 included a commercial real estate sale and 67 residential lots
($ in millions)	Q1 2019	Q4 2018	$ Change
Real Estate Revenues	$6.2	$16.4	$(10.2)

Real Estate Adjusted EBITDDA	$2.7	$12.6	$(9.9)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, April 30, 2019, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investor Resources link or by conference call at 1-877-823-6919 for U.S./Canada and 1-647-689-5576 for international callers. Participants will be asked to provide conference I.D. number 6367747. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until May 7, 2019 by calling

1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 6367747 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 1.9 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the U.S. housing market; strong repair and remodel market; lumber demand and pricing; 2019 lumber shipments; effect on annual adjusted EBITDDA of $10 per thousand board foot change in price; Northern and Southern log and pulpwood sales and pricing; Q2 2019 timber harvest; real estate sales and cost basis; the direction of our business markets; business conditions; Reduction of interest expense as a result of Farm Credit patronage; 2019 capital expenditures; Q2 2019 interest expense; Q2 2019 corporate expense; Q2 2019 income tax; dividend payout ratio; and similar matters. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies; changes in interest rates; changes in the level of construction activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Income

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amounts)	2019	2018	2018
Revenues	$181,716	$217,250	$199,897
Costs and expenses:
Cost of goods sold	154,215	192,000	139,155
Selling, general and administrative expenses	16,570	14,412	13,656
Gain on sale of facility	(9,176)	—	—
Deltic merger-related costs	—	874	19,255
	161,609	207,286	172,066
Operating income	20,107	9,964	27,831
Interest expense, net	(5,464)	(10,102)	(5,660)
Loss on extinguishment of debt	(5,512)	—	—
Non-operating pension and other postretirement costs	(980)	(1,941)	(1,857)
Income (loss) before income taxes	8,151	(2,079)	20,314
Income taxes	(1,591)	3,878	(5,717)
Net income	$6,560	$1,799	$14,597

Net income per share:
Basic	$0.10	$0.03	$0.29
Diluted	$0.10	$0.03	$0.29
Dividends per share	$0.40	$0.40	$0.40
Special distribution per share[1]	$—	$3.54	$—
Weighted-average shares outstanding (in thousands):
Basic	67,860	65,486	50,425
Diluted	67,916	68,110	50,786

[1]	Deltic earnings and profit special distribution of $222 million, paid on November 15, 2018.

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except share amounts)	March 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$104,787	$76,639
Customer receivables, net	18,009	21,405
Inventories, net	62,408	60,805
Other current assets	18,625	22,675
Assets held for sale	—	80,674
Total current assets	203,829	262,198
Property, plant and equipment, net	273,118	272,193
Investment in real estate held for development and sale	80,675	79,537
Timber and timberlands, net	1,666,168	1,672,815
Intangible assets, net	17,634	17,828
Other long-term assets	31,790	21,281
Total assets	$2,273,214	$2,325,852

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$72,565	$60,993
Current portion of long-term debt	39,981	39,973
Current portion of pension and other postretirement employee benefits	5,997	5,997
Liabilities held for sale	—	29,321
Total current liabilities	118,543	136,284
Long-term debt	715,837	715,391
Pension and other postretirement employee benefits	110,476	110,659
Deferred tax liabilities, net	15,956	32,009
Other long-term obligations	34,016	16,730
Total liabilities	994,828	1,011,073
Commitments and contingencies
Stockholders' equity:
Preferred stock, authorized 4,000 shares, no shares issued	—	—
Common stock, $1 par value, authorized 100,000 shares, issued 67,588 and 67,570 shares	67,588	67,570
Additional paid-in capital	1,660,450	1,659,031
Accumulated deficit	(312,874)	(282,391)
Accumulated other comprehensive loss	(136,778)	(129,431)
Total stockholders’ equity	1,278,386	1,314,779
Total liabilities and stockholders' equity	$2,273,214	$2,325,852

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	For the three months ended
(in thousands)	March 31, 2019	December 31, 2018	March 31, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,560	$1,799	$14,597
Adjustments:
Depreciation, depletion and amortization	16,274	19,476	12,635
Basis of real estate sold	1,556	6,025	3,605
Gain on sale of facility	(9,176)	—	—
Loss on extinguishment of debt	5,512	—	—
Change in deferred taxes	(16,099)	(1,718)	(1,058)
Pension and other postretirement employee benefits	3,106	4,222	3,814
Equity-based compensation expense	1,617	1,688	3,279
Other, net	(786)	—	(542)
Change in working capital and operating-related activities, net	13,983	2,621	8,394
Real estate development expenditures	(1,766)	(1,968)	(608)
Funding of pension and other postretirement employee benefits	(1,714)	(1,620)	(9,202)
Net cash provided by operating activities	19,067	30,525	34,914

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(3,760)	(11,384)	(3,632)
Timberlands reforestation and roads	(4,242)	(4,914)	(2,860)
Acquisition of timber and timberlands	—	(4,712)	—
Cash and cash equivalents acquired in merger	—	—	3,419
Proceeds on sale of facility	60,045	—	—
Other, net	130	153	232
Net cash provided by (used in) investing activities	52,173	(20,857)	(2,841)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders[1]	(27,065)	(71,462)	(25,102)
Proceeds from Potlatch revolving line of credit	—	—	100,000
Repayment of Potlatch revolving line of credit	—	—	(100,000)
Repayment of Deltic revolving line of credit	—	—	(106,000)
Proceeds from long-term debt	150,000	—	100,000
Repayment of long-term debt	(150,000)	—	(14,250)
Premiums and fees on debt retirement	(4,865)	—	—
Repurchase of common stock	(10,158)	—	—
Other, net	(213)	(8)	(4,838)
Net cash used in financing activities	(42,301)	(71,470)	(50,190)
Change in cash, cash equivalents and restricted cash	28,939	(61,802)	(18,117)
Cash, cash equivalents and restricted cash, beginning	79,441	141,243	120,457
Cash, cash equivalents and restricted cash, ending	$108,380	$79,441	$102,340

[1]

A special distribution of $222 million was paid on November 15, 2018, representing the accumulated earnings and profits of Deltic Timber Corporation. $44.4 million of the special distribution was paid in cash, while the remaining balance was paid in shares of PotlatchDeltic’s common stock.

PotlatchDeltic Corporation

Segment Information

Unaudited

	For the three months ended
	March 31,	December 31,	March 31,
(in thousands)	2019	2018	2018
Revenues
Resource	$68,158	$74,512	$76,506
Wood Products	132,306	148,506	139,815
Real Estate	6,164	16,347	10,555
	206,628	239,365	226,876
Intersegment Resource revenues	(24,912)	(22,115)	(26,979)
Consolidated revenues	$181,716	$217,250	$199,897

Adjusted EBITDDA[1]
Resource	$26,850	$29,766	$37,697
Wood Products	7,226	3,621	28,950
Real Estate	2,703	12,535	8,002
Corporate	(10,654)	(8,816)	(8,716)
Eliminations and adjustments	2,127	(663)	(1,201)
Total Adjusted EBITDDA	28,252	36,443	64,732
Basis of real estate sold	(1,556)	(6,025)	(3,605)
Depreciation, depletion and amortization	(15,797)	(18,866)	(12,196)
Interest expense, net	(5,464)	(10,102)	(5,660)
Loss on extinguishment of debt	(5,512)	—	—
Non-operating pension and other postretirement employee benefits	(980)	(1,941)	(1,857)
Gain (loss) on fixed assets	32	(714)	4
Gain on sale of facility	9,176	—	—
Inventory purchase price adjustment in cost of goods sold	—	—	(1,849)
Deltic merger-related costs	—	(874)	(19,255)
Income before income taxes	$8,151	$(2,079)	$20,314

Depreciation, depletion and amortization
Resource	$10,265	$12,227	$8,646
Wood Products	5,042	6,166	3,354
Real Estate	209	220	40
Corporate	281	253	156
	15,797	18,866	12,196
Bond discounts and deferred loan fees[2]	477	610	439
Total depreciation, depletion and amortization	$16,274	$19,476	$12,635

Basis of real estate sold
Real Estate	$1,588	$6,068	$3,723
Eliminations and adjustments	(32)	(43)	(118)
Total basis of real estate sold	$1,556	$6,025	$3,605

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 8, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Income.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	For the three months ended
	March 31,	December 31,	March 31,
(in thousands, except per share amount)	2019	2018	2018
Total Adjusted EBITDDA
Net income (GAAP)	$6,560	$1,799	$14,597
Interest, net	5,464	10,102	5,660
Income taxes	1,591	(3,878)	5,717
Depreciation, depletion and amortization	15,797	18,866	12,196
Basis of real estate sold	1,556	6,025	3,605
Loss on extinguishment of debt	5,512	—	—
Non-operating pension and other postretirement benefit costs	980	1,941	1,857
Deltic merger-related costs	—	874	19,255
Gain on sale of facility	(9,176)	—	—
Inventory purchase price adjustment in cost of goods sold	—	—	1,849
(Gain) loss on fixed assets	(32)	714	(4)
Total Adjusted EBITDDA	$28,252	$36,443	$64,732

Adjusted net income
Net income (GAAP)	$6,560	$1,799	$14,597
Special items:
Loss on extinguishment of debt	5,512	—	—
Gain on sale of facility, after tax	(6,790)	—	—
Deltic merger-related costs	—	874	19,255
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	1,368
Adjusted net income	$5,282	$2,673	$35,220

Adjusted net income per diluted share
Net income per diluted share (GAAP)	0.10	0.03	0.29
Special items:
Loss on extinguishment of debt	0.08	—	—
Gain on sale of facility, after tax	(0.10)	—	—
Deltic merger-related costs	—	0.01	0.38
Inventory purchase price adjustment in cost of goods sold, after tax	—	—	0.02
Adjusted net income per diluted share	$0.08	$0.04	$0.69